UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2018

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEBRASKA	0-14690	47-0648386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 FRONTIER ROAD POST OFFICE BOX 45308 OMAHA, NEBRASKA		68145-0308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 895-6640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2018, the registrant issued a press release regarding, among other things, its revenues and earnings for the third quarter ended September 30, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the press release exhibit to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless the registrant expressly states that such information and exhibit are to be considered “filed” under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

The press release furnished as Exhibit 99.1 to this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2017. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

99.1    Press release issued by the registrant on October 18, 2018, “Werner Enterprises Reports Third Quarter 2018 Revenues and Earnings”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: October 18, 2018	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: October 18, 2018	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary